SECURITIES  AND  EXCHANGE  COMMISSION
                                       Washington, DC   20549

                                             FORM 8-K
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                                CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

                                 Date of Report:   January 17, 2002

                                     B. B. WALKER COMPANY
                              -------------------------------------
                   (Exact name of registrant as specified in its charter)



    North Carolina                    0-934                      56-0581797
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(State or other jurisdiction of  (Commission File Number) IRS Employer ID No.)
 incorporation or organization)

414 East Dixie Drive, Asheboro, NC                                27203
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:            (336) 625-1380




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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

Chapter 11 Bankruptcy Petition was filed on January 14, 2002 in the Middle District Court of North Carolina, Greensboro, North Carolina. Case Number BO2-10091C-11G for B. B. Walker Company and Case Number B02-10092C-11G for Bender Shoe Company, a wholly-owned subsidiary of B. B. Walker Company.



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 8, 2002, the Company executed an agreement naming Mark Gillis as the Chief Liquidating Officer of the Company. This action was approved by the Board of Directors on January 2, 2002. Mr. Gillis is a Vice President with the Greensboro, North Carolina, turnaround management firm of Anderson Bauman Tourtellot Vos & Co.







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                                                  SIGNATURE
                                                  --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  B. B. Walker Company

Date:  January 17, 2002                          S/MARK GILLIS
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                                                  Mark Gillis
 							        Chief Liquidating Officer








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